UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	001-04743	11-1362020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employee Identification Number)

37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  718-392-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.00 per share	SMP	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2022, the Board of Directors of Standard Motor Products, Inc. (the “Company”) increased the size of the Board from ten directors to eleven directors and appointed Mr. Alejandro Cesar Capparelli as a new director to the Board.  Mr. Capparelli will serve until the next election of directors at the Company’s 2022 annual meeting of shareholders.  Mr. Capparelli has joined the Company’s Board as an independent director, and will serve as a member of the Audit Committee, Compensation and Management Development Committee, Nominating and Corporate Governance Committee, and Strategic Planning Committee.  There is no arrangement or understanding between Mr. Capparelli and any other person pursuant to which Mr. Capparelli was appointed as a director of the Company. There are no transactions that are required to be disclosed pursuant to Item 404(a) of Regulation S-K in connection with the appointment of Mr. Capparelli to the Board.

Mr. Capparelli is eligible to participate in all compensation plans available to the Company’s other independent directors, including the Standard Motor Products, Inc. Amended and Restated 2016 Omnibus Incentive Plan (the “Plan”). In connection with his appointment, Mr. Capparelli will receive a pro rata portion of the annual cash retainer paid to our other independent directors, and a restricted stock award under the Plan for 125 shares of the Company’s common stock, and an award of the Company’s common stock valued at $6,875, representing, on a pro rata basis, the equity grants and awards paid to our other independent directors for the current term of office.

On April 4, 2022, the Company issued a press release announcing the appointment of Mr. Capparelli as a new director.  A copy of such press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated April 4, 2022 announcing the appointment of Alejandro Capparelli as a new director to the Board of Directors of Standard Motor Products, Inc.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

	By:	/s/ Nathan R. Iles
Nathan R. Iles
Chief Financial Officer

Date: April 5, 2022

Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 4, 2022 announcing the appointment of Alejandro Capparelli as a new director to the Board of Directors of Standard Motor Products, Inc.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.